UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 21, 2019

(Date of earliest event reported)

Ceridian HCM Holding Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38467	46-3231686
(Commission File Number)	(IRS Employer Identification No.)
3311 East Old Shakopee Road
Minneapolis, Minnesota	55425
(Address of principal executive offices)	(Zip Code)

(952) 853-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01   Other Events.

Ceridian HCM Holding Inc. (the “Company” or “Ceridian”) is filing this Current Report on Form 8-K to present adjusted consolidated financial statements for each of the three years in the period ended December 31, 2018, to reflect our adoption of the Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers”, as well as Accounting Standards Update (“ASU”) No. 2016-18, “Restricted Cash,” and ASU No. 2017-07, “Compensation—Retirement Benefits,” as of January 1, 2019, using the retrospective transition method for each.  The financial information being adjusted in this Form 8-K was originally filed with the Securities and Exchange Commission (the “SEC”) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”), which was filed with the SEC on February 28, 2019.

The rules of the SEC require that when a registrant adopts ASC Topic 606 using the full retrospective method and then prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements for financial periods prior to the adoption date, the registrant must adjust the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect ASC Topic 606, as if ASC Topic 606 had been effective for such periods. Accordingly, the Company is filing this Form 8-K to adjust its consolidated financial statements for each of the three years in the period ended December 31, 2018, to reflect ASC Topic 606, ASU No. 2016-18 and ASU No. 2017-07, as if each had been effective for such periods. The updated financial statements are not a restatement of previously issued financial statements. The adjustment of the information contained in Items 6, 7 and 8 of the Company’s 2018 Form 10-K are presented in Exhibit 99.1 to this Form 8-K.

The information included in this Form 8-K is provided for informational purposes only in connection with the adoption of ASC Topic 606, ASU No. 2016-18 and ASU No. 2017-07 by the Company and does not amend or restate the Company’s audited consolidated financial statements included in the Company’s 2018 Form 10-K. For developments subsequent to the filing of the 2018 Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and Current Reports on Form 8-K filed subsequent to the filing of the 2018 Form 10-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Updates, where applicable, to Part II, Item 6. “Selected Financial Data”, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and Item 8. “Financial Statements and Supplementary Data”

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING Inc.

By:	/s/ Arthur Gitajn
Name:	Arthur Gitajn
Title:	Executive Vice President and Chief Financial Officer

Date: May 21, 2019